THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 28, 2006,

as supplemented April 17, 2006

Regarding

High Yield Fund II

(known, after June 30, 2006, as Diversified Income Plus Fund)

The following changes are made to your prospectus effective June 30, 2006:

The board of trustees of Thrivent Mutual Funds (the “Trust”) and the shareholders of Thrivent High Yield Fund II ( the “Fund”) have approved a change in the Fund’s investment objective from:

Thrivent High Yield Fund II seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as “junk bonds.” The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

to:

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

In connection with this change in investment objective, the board also has approved several additional changes to the Fund, including changes in the Fund’s principal strategies and a corresponding change of the Fund’s name to “Thrivent Diversified Income Plus Fund.” The combined result of these changes is the conversion of the Fund from one which invests at least 80% of its net assets in high-yield, high-risk bonds, notes, debentures, and other debt obligations and preferred stocks to one which invests primarily in a diversified portfolio of income-producing securities. The Fund no longer has a policy of investing at least 80% of its net assets in these types of high-yield debt securities and preferred stocks, although it may continue to make such investments.

In order to reflect the changes to the Fund approved by the Fund’s shareholders and made and approved by the board, your prospectus, dated February 28, 2006, as supplemented April 17, 2006, is further supplemented as follows:

Name Change:

Unless the context clearly requires otherwise, “High Yield Fund II” is replaced in the prospectus, wherever it appears, with “Diversified Income Plus Fund.”

Thrivent Diversified Income Plus Fund – Investment Objective: The current Investment Objective is deleted in its entirety and replaced with the following:

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

Thrivent Diversified Income Plus Fund – Principal Strategies: The current Principal Strategies are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests in a diversified portfolio of debt and equity securities. Debt securities will include high-yield, high-risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase these securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Fund’s investment adviser.

The Fund may invest in debt securities of any maturity. Such debt securities may include investment-grade corporate bonds and government bonds.

As an additional principal strategy, the Fund may invest in equity securities in the real estate industry, including Real Estate Investment Trusts (“REITs”).

The Fund’s investment adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell.

Thrivent Diversified Income Plus Fund – Principal Risks: The following is added to the Principal Risks applicable to the Fund:

Real Estate Industry and Real Estate Investment Trust (REIT) Risk. Real estate industry risk is the risk that changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry. Such changes could include, but are not limited to, a decline in the value of real estate properties, extended vacancies of properties, increased competition, overbuilding and changes in zoning law and government regulations. Since the Fund invests in the real estate industry, the Fund’s performance will be affected by the performance of the real estate markets. REITS generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All types of REITs may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase.

Thrivent Diversified Income Plus Fund – Volatility and Performance: The following is added as a new paragraph following the last paragraph of text preceding the Year-by-Year Total Return bar chart:

Effective June 30, 2006, based on approval of the Fund’s board of trustees and shareholders, the Fund’s investment objective and principal strategies were changed, which had the effect of converting the Fund from one which invested at least 80% of its assets in certain high-yield investments to one which invests in a diversified portfolio of income-producing securities. At the same time, the Fund’s name changed from Thrivent High Yield Fund II to Thrivent Diversified Income Plus Fund. As a result, performance information presented below with respect to periods prior to June 30, 2006, reflects the performance of an investment portfolio that was materially different from the investment portfolio of Thrivent Diversified Income Plus Fund.

In addition, the following is added at the end of footnote 1 to the Average Annual Total Returns table:

In light of the changes made to the Fund effective June 30, 2006, the Lehman Brothers High Yield Bond Index is not a fully accurate reflection of the securities in which the Fund invests after that date. The Fund will instead use the S&P 500 Dividend Aristocrats Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Dividend Aristocrats Index is an unmanaged index which measures the performance of large cap, blue chip companies within the S&P 500 that have followed a policy of consistently increasing dividends every year for at least 25 consecutive years. The Lehman Brothers Aggregate Bond Index is an unmanaged index which measures the performance of U.S. investment grade bonds. The indexes do not reflect deductions for fees, expenses or taxes.

Management, Organization and Capital Structure – Portfolio Management: In addition to Paul J. Ocenasek, the following are added as co-portfolio managers for Thrivent Diversified Income Plus Fund:

Mark L. Simenstad, CFA, Reginald L. Pfeifer, CFA, and James G. Dier have served as co-portfolio managers of Thrivent Diversified Income Plus Fund since 2006. Mr. Simenstad is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial for Lutherans since 1999. Mr. Pfeifer has served as portfolio manager of the Thrivent Real Estate Securities Fund since its inception in 2005. Mr. Pfeifer has been with Thrivent since 1990, and he has served as a portfolio manager since 2003, was the Head of Fixed Income from 1998 to 2002, and was the Head of Mortgages and Real Estate from 2002 to 2003. Mr. Dier has been with Thrivent since 1999. He has served as Director of Equity Quantitative Research since 2005 and previously was a Senior Quantitative Analyst from 2002 to 2005 and an Investment Systems Research and Development Specialist from 1999 to 2002.

Other Securities and Investment Practices (p. 81): The following is added to the list of Other Securities and Investment Practices:

Real Estate Investment Trusts (REITs): Each of the Funds may invest in REITs. (REITs are a principal strategy for Thrivent Real Estate Securities Portfolio and Thrivent Diversified Income Plus Fund.) REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All types of REITs may be affected by changes in interest rates. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITS indirectly through a Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

In addition, in the “Government bonds and municipal bonds” section, Thrivent Diversified Income Plus Fund is added to the list of funds for which government bonds are a principal strategy.

Financial Highlights – Thrivent Diversified Income Plus Fund: The following is added as a footnote to the Financial Highlights for Thrivent Diversified Income Plus Fund:

Financial highlights prior to June 30, 2006 are those of Thrivent High Yield Fund II, which changed its investment objective and principal strategies and changed its name to Thrivent Diversified Income Plus Fund on that date.

The date of this Supplement is June 30, 2006.

Please include this Supplement with your Prospectus.

24354

THRIVENT MUTUAL FUNDS

Supplement to Statement of Additional Information dated February 28, 2006

Regarding

High Yield Fund II

(known, after June 30, 2006, as Diversified Income Plus Fund)

The following changes are made to your Statement of Additional Information effective June 30, 2006:

The board of trustees of Thrivent Mutual Funds (the “Trust”) and the shareholders of Thrivent High Yield Fund II ( the “Fund”) have approved a change in the Fund’s investment objective from:

Thrivent High Yield Fund II seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as “junk bonds.” The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

to:

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

In connection with this change in investment objective, the board also has approved several additional changes to the Fund, including changes in the Fund’s principal strategies and a corresponding change of the Fund’s name to “Thrivent Diversified Income Plus Fund.” The combined result of these changes is the conversion of the Fund from one which invests at least 80% of its net assets in high-yield, high-risk bonds, notes, debentures, and other debt obligations and preferred stocks to one which invests primarily in a diversified portfolio of income-producing securities. The Fund no longer has a policy of investing at least 80% of its net assets in these types of high-yield debt securities and preferred stocks, although it may continue to make such investments.

In order to reflect the changes to the Fund approved by the Fund’s shareholders and made and approved by the board, your statement of additional information, dated February 28, 2006, is supplemented as follows:

Unless the context clearly requires otherwise, “Thrivent High Yield Fund II” is replaced in the statement of additional information, wherever it appears, with “Thrivent Diversified Income Plus Fund.”

The date of this Supplement is June 30, 2006.

Please include this Supplement with your Statement of Additional Information.

24355